01 1 Cardlytics Investor Day June 2021

02 Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our) including future innovation and growth, including diversifying demand and supply and expanding internationally, future enhancements to user experiences, evolutions in the platform, the potential benefits of our recent acquisitions, achievement of long-range goals, and growth in MAUs and ARPU are forward looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward- looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, and results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability sustain our revenue and billings growth; risks related to the integration of Dosh and Bridg with our company and the performance of Dosh and Bridg; the timing and success of the phased launch of the Cardlytics platform by U.S. Bank; risks related to our substantial dependence on our Cardlytics platform product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, which include FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new products, interfaces, services and features; our ability to successfully compete in the open-banking market, including with our initiatives related to Nectar Connect; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 4, 2021. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law.

03 Cardlytics strategy Cultivate and expand our partnerships and user base to drive engagement and savings Build our presence as a leading digital marketing platform that creates measurable impact for all Grow ARPUs by expanding advertiser reach and capabilities Expand and protect our moat to maintain market leadership + Drive engagement with existing MAUs to keep partners happy + Launch new MAUs with focus on profitability and engagement to demonstrate more operating leverage + Upgrade all partners to the new user experience to help users save more $$ + Expand services to meet the needs of agencies and SMBs + Deploy enhanced offer constructs to increase advertiser products and grow budgets + Develop and optimize pricing to grow budgets and increase operating leverage + Reduce key FI revenue concentration to reduce risk + Capitalize on proprietary data network effects to develop new offerings + Leverage Open Banking to drive non-bank MAU growth

04 Topics for today 01 02 03 04 Product and Strategy Revenue and Customer Success Financial Partnerships International Business 05 The Bridg Platform

05 01 Product and Strategy Michael Akkerman, Chief Product and Strategy Officer

06 Driving key company initiatives: + Enhancing advertiser value + Enriching our bank partnerships + Driving consumer engagement Product is enabling the Cardlytics engine Advertiser Delight the client by delivering incremental return, in a high-quality channel, with best-in-class service and insights. Bank Drive greater value and engagement, and provide a platform to reward your customers. Customers Receive highly personalized and relevant cash-back offers, uniquely available on the platform.

© 2021 Cardlytics7 We are an ad platform in banks’ digital channels.

08

With all of the reach, but none of the noise


168M
MAUs
yelp

We connect advertisers to an engaged audience in a brand-safe environment.

11 Avg online banking logins per month[1]

45% Worldwide increase in time spent on finance apps[2]

85% Avg percentage of weekly logins[3]

[1]See page 5 of Q1 2021 Cardlytics earnings presentation
[2]Source: App Annie: State of Mobile 2021
[3]Source: www.cnbc.com/2020/05/27/coronavirus-crisis-mobile-banking-surge-is-a-shift-likely-to-stick.html
Note: All MAU bars based off 2021 public filings and company documents except for Google and Amazon. Google source: https://techjury.net/blog/google-search-statistics/#gref. Amazon source: https://sell.amazon.com/global-selling.html

09 Maximizing value and delivering results for consumers, advertisers, and banks. 30% More content Deliver results aligned to objectives Relevant, personalized offers More engagement Greater LTV Increased investment in program Diversity of advertisers Better optimization Deliver savings Our ecosystem benefits all parties

010 To unlock growth, we put the needs of our customers first Through simplifying their experiences and removing friction, we future-proof our platform.

011 The Product team Pankaj Lakhotia VP, Ads Product Previously: Amazon, WeWork, AppNexus, AOL, Deloitte Product Management Product Marketplace & Optimization UX & Design Product Strategy Joe Ranzenbach VP, Data Product Previously: Integral Ad Science, PlaceIQ Vaishali Rao VP, Bank Product Previously: Visa, PwC Joy Ho VP, Product Strategy Previously: Pinterest, Facebook Allison Rosen Product Strategist Previously: Upside Business Travel Solutions, AmEx Prajit Prakash VP, Pricing & Optimization Previously: Facebook, Amazon Aubrey Johnson VP, UX & Design Previously: Dosh, Science Inc., Color, Twilio

012 2020 and 2021 team investments Team growth since December 20191 5x Specialized expertise Ads FS & fintech Data & measurement Introduce and consolidate new disciplines Product analytics Product marketing User experience Product design Building a team of experts to execute and scale. 1December 2019 to year-to-date

013 Ensure consumers, advertisers, and bank partners gain daily value through Cardlytics products.

014 The Cardlytics Purchase Graph An intelligent and dynamic map of where shoppers and merchants meet, powered by transaction data ID graph Each account’s unique purchase preferences Merchant graph Each advertiser’s unique attributes Personalized allocation and optimization. A unique set of relevant offers for each user.

015 The advertiser experience

016 Cardlytics can compete in the broader digital ads landscape Automation Simplification Measurement Insights Creative

017 Key features: + Streamlined campaign creation & management, mirroring industry norms + Standardized targeting options to align with marketing objectives + Dynamic, machine-learned ad serving, powered by the CDLX Purchase Graph + Customizable and accessible campaign reporting Introducing Cardlytics Ad Manager

018

019 Introducing Cardlytics Ad Manager + Paving a path to managed self-service and fully self- service (SMBs) + Reducing time to market and time to revenue + Providing direct access for scaled agency partners + Localization for global markets + Flexibility to accommodate future features (new ad formats, offer constructs pricing models, etc.)

020 The consumer experience

021 I’d like to save money. I’d like to understand how to earn cashback. I’d like to choose offers where I’ll plan to shop. I’d like to make a purchase and earn cashback. I’d like to browse relevant offers and valuable content. I’d like reward confirmation and to activate more offers. Discoverable entry points Program education Modularity & categorization Offer details at a glance Tangible value Clear confirmation The consumer journey Awareness Comprehension Consideration Activation Redemption Post-redemption

022 Cardlytics customer experience demo

023 Preliminary US Bank results are promising Best-in-class features adopted by US Bank at launch show strong initial performance compared to other bank launches + 1 in 2 Consumers activated an offer in their first two weeks from the Rewards Hub, in the same session1 + Visits to Rewards Hub increased by +50%2 + Activation Rates up +49%2 + Premium Imagery drove 5X Visits to Website on average3 1Same sessions equates to a single 15-minute time period 2Compared to other recent launches 3Compared to standard offer layouts All data is a comparison from first two weeks of USBank launch (March 13, 2021 to March 27, 2021) and first two weeks of prior major bank launch (July 22, 2020 to August 5, 2020)

024 These strategic investments enable these core growth vectors Get more content by bringing on: + More, diverse advertisers + Ad agencies + More content providers + Partner-funded offers Diversify demand Get more publishers onboard: + Traditional FI partnerships + Neobank partnerships + Loyalty program partnerships Diversify supply Lay the foundation for globalization: + Easy localization for other geographies + Leverage open banking across new markets + Partner with global rewards and loyalty programs Expand global footprint

Thank You Questions? 025

026 02 Revenue and Customer Success Ross McNab, President of North American Advertising

027 Key focus: + Focus on right-to-win advertisers, today + Unlock growth segments + Adding a complementary SaaS and recurring revenue orientation Advertiser Delight the client by delivering incremental return, in a high-quality channel, with best-in-class service and insights. Bank Drive greater value and engagement, and provide a platform to reward your customers. Customers Receive highly personalized and relevant cash-back offers, uniquely available on the platform. Monetizing today, positioning for future growth

028 Incremental + Omnichannel + Validation Scale Proven Return Capitalizing on tailwinds and our unique value

029

Restructured and leveled-up our team with key hires

Sales Leadership

Enterprise, emerging and client success



Jared Luskin
Head of Sales
Previously: Yahoo, Overture, Alta Vista



Evelyne Forester
Head of Channel Partnerships
Previously: eBay, PayPal



Brie Nelson
Head of Client Success
Previously: Criteo, Double Verify

Strategy, Operations & Readiness

Creating leverage



Peter Davies
SVP, Sales Strategy
Previously: Rokt, Darkstore, Adconion, MediaMath, MSN



Emily Flowers
VP, Sales Readiness
Previously: Google



Ben Redfield
Senior Director, Revenue Marketing
Previously: SBI, Solarwinds

Analytics & Operations

Team of consultative strategists to drive solutions



Warren Hearnes
SVP, Analytics and Data Science
Previously: Home Depot, UPS, Lucent Technologies



Andy Thorson
VP, Operations
Previously: ShowTime, TG Madison, and Ross Media

030 Sales Process + Reducing friction Training and Enablement + Investing in our talent Revenue Marketing + Repeatable client acquisition Partner Program + Incenting higher value longer term deals Building the right machine in support

031 Leading indicators show we are on the right track 80+ advertisers worth $1m+1 56% win rate2 1/3 of our won opportunities are long-term3 2x new business4 1Data as of June 2021 2Year-to-date 2021 compared to same time period 2020 3Year to date; long term is greater than 10 month agreements 4Year-to-date 2021 compared to entire year 2020

032 Core and Emerging segments We serve three groups of advertisers: Enterprise, Agency, and Commercial. Enterprise & Mid-Market Core High Touch Emerging Self-Service Agency Commercial

033 Retail – Specialty RestaurantRetail – Big Box . Travel & Entertainment Grocery & Convenience eCommerce & Subscription Focus by industry and advertiser A ge nc y

34 Gas and Convenience 034

35 Retail 035

36 eCommerce and Subscription 036

37 Grocery 037

Thank You Questions? 041

042 Break 5 minutes

043 03 Financial Partnerships Farrell Hudzik, EVP of Financial Institutions

044 Unique value creation for banks: + Engage cardholders at key moments in the lifecycle + Deliver total relationship value 10x the billings shared + Test and learn programs in CDLX channel Cardlytics differentiates in the power of a value exchange network Advertiser Delight the client by delivering incremental return, in a high-quality channel, with best-in-class service and insights. Bank Drive greater value and engagement, and provide a platform to reward your customers. Customers Receive highly personalized and relevant cash-back offers, uniquely available on the platform.

045

Restructured and leveled-up our team with key hires

Bank Partnerships

Senior relationship managers and sales team



Sean Welsh
SVP, Bank Partnerships
Previously: Epsilon and Zeta



Rob Pacheco
VP, Bank Partnerships
Previously: Maritz and AmEx



Diron French
VP, Bank Partnerships
Previously: Epsilon

Solutions & Insights

Team of consultative strategists to drive solutions



Randy Rodriguez
SVP, Bank Solutions & Insights
Previously: Synchrony and Fjord



Allie Ferguson
VP, Bank Solutions
Previously: Accenture, Merkle and Visa



Lauren Elias
Senior Director, Bank Solutions
Previously: Accenture and KPMG

Success & Services

Seasoned CDLX leader to drive client success and day to day support



Megan McKean
SVP, Bank Success & Services
Previously: MSL and Cardlytics

Partnerships

Dosh Powered By, Networks, and Partnerships



Caroline Penn
VP, Bank Partnerships
Previously: Dosh and AmEx

046 Banks are asking for more of what we do best + + + More Content Differentiated Content More Engagement

047 We are heavily investing into our major US bank relationships + Evolving the program with our major banks + Expanding offer and loyalty experiences + Enhancing user experiences and engagement

048 US Bank + Successful launch + First bank with new platform and UI + Great early engagement reads + Co-brand is next

049 The big banks

050 We are committed to serving and growing our neobank and fintech partners + Expecting to double number of signed neobanks by end of year + Co-partners in rapid innovation + Delivering unique and flexible solutions

051 Looking forward 2022 and beyond + Aligning around future SKU/transaction integration opportunities with Bridg + Evaluating additional product and services to deliver value to our bank partners + Bringing on local content and commerce experiences + Deepening opportunities with non-bank partners

052 Takeaways Significantly grew and restructured our team to support and expand partner relationships Large bank partner relationships are thriving Focus on large neobanks to continue driving rapid innovation & MAU growth Investing for the future to deliver banks customer loyalty and engagement

Thank You Questions? 053

054 Break 15 minutes

055 04 International Business Peter Gleason, President of International Operations

056 Key focus areas: + UK business performance + International expansion + Open Banking Focusing on a profitable UK and expansion of the international platform Advertiser Delight the client by delivering incremental return, in a high-quality channel, with best-in-class service and insights. Bank Drive greater value and engagement, and provide a platform to reward your customers. Customers Receive highly personalized and relevant cash-back offers, uniquely available on the platform.

057 Experienced team creating a culture of high performance Campbell Shaw Head of Bank Relationships Previously: Monitise, Equifax Client Partnerships Developing senior relationships between publishers and advertisers New Capabilities Making innovation happen Commercial Development Driving profitable platform and advertiser sales Ellie De Wolf Head of Account Management Previously: Aimia, The Rank Group Duncan Smith Commercial Director Previously: Next Jump, Maximiles Lucy Whittemore VP, Retail Partnerships Previously: Aimia, Ogilvy Jed Murphy Head of Innovation & Strategy Previously: Aimia, Carlson Talent & Culture Creating a place where people want to be Jade Johnson HR Manager Previously: eSure Matt Blantern Head of Product, Operations & Technology Previously: Aimia, Dunnhumby

058 + Positive trends post-pandemic + Focus on profitability + Addition of new MAUs + Identifying geographies for new operations + Open Banking as market-entry route International expansionUK Business International Business focused on 3 distinct areas + White Label platform for non-FI publishers + Zero revenue share + Test & learn capabilities for the overall business Open Banking

059 Open Banking launch update

060 What is Open Banking? + Open Banking came into effect across Europe in 2018 + Designed to drive increased competition within financial services + Makes consumer’s financial data portable + Provides a secure way for consumers to share their payment data with regulated 3rd parties + Evolving towards Open Finance across pensions, investments, and other financial services businesses

061 Why Open Banking is important to Cardlytics + Open Banking now live across Europe, Asia, Australia, providing additional opportunities for international expansion + A number of markets now looking to Open Banking as a template for the future + Open Banking propositions emerging from Big Banks, Challenger-banks, and FinTechs + Diversifies supply base by securing non-bank MAUs + Secures MAUs with no revenue share + Creates advertiser network with major retail partners + Extends our MAU base across scaled merchants in key sectors – retail, telecoms, travel New publisher networkMomentum is growing globally

062 Open Banking data enables targeted offer programs for merchants + Providing targeted offers, based on their everyday spend, acts as a real value exchange for customers to allow access to their transactional Open Banking data + The cashback customers earn from these offers are turned into retailer-specific value (e.g. loyalty points) that drive additional merchant sales + Open Banking data allows deep understanding of where customers spend across all areas of their lives Up to 3 years' worth of transactional spend data securely pulled into programme Spend dataAccessible across all payment accounts

063 Sainsbury’s “Nectar Connect” rolled-out June 2nd Sainsbury’s Nectar + Largest UK coalition loyalty programme - 19m customers Nectar Connect + Largest UK Open Banking launch+ UK’s second largest grocer Public data from 2021 Sainsbury filings

064 Nectar Connect Demo

065

066 Successful “Nectar Connect” soft-launch + + + 65,000+ customers registered 100m+ historical Open Banking transactions 2,000+ redemptions and 760k Nectar points issued Data from June 2, 2021 through June 9, 2021

Thank You Questions? 067

068 05 The Bridg Platform Amit Jain, Founder and CEO of Bridg

069 Brick and mortar retailers don’t know who their in-store customers are Unknown Customer

070 Loyalty programs Identify the customer and track purchases Omni-channel personalization Targeted marketing and measurement

071 The Challenge only ~15% of consumers sign up for loyalty and rewards programs Members ~19M Customers ~130M Coffee Retailer Based on publicly filed materials of a large coffee retailer as of Q1 2021

072 Bridg is the first platform that identifies and engages unknown in- store customers Unique ID 1400 Female $100k income Married Age 37

073 How it works + POS systems do not capture full credit or debit card information + Prevents brick-and-mortar retailers from connecting the card to an actual human being + Bridg’s technology allows customers across industries to “bridge” this gap

074

Individual Profiles

Utilizing client Point of Sales (POS) transaction data, Bridg identifies an individual in-store customer behind a transaction and builds an anonymous, privacy-safe profile including:

+ SKU level purchase history
+ Demographics
+ Socioeconomic and attitudinal attributes
+ Digital marketing identities

With Bridg, brick and mortar retailers have transformed previously unknown in-store consumers into known, targetable individuals.

CRM of in-store customers with SKU level purchase history and rich attributes


0x5f4dcc3b5aa765d
37 years old • Married with Children • Los Angeles, CA • $100k Income
Demographics
Age / Birth Year
37 / 1981
Birth Month / Day
January 14
Birth Year
1981
Gender
Female
Marital Status
Married
Children
Multiple
Heritage
Hispanic
Generation
Gen X

SaaS platform ready for immediate use in targeted marketing and analytics to drive sales

075 Actionability + Clients have access to historical SKU level history and demographic, socioeconomic, and attitudinal attributes for customer analytics Customer Analytics + Ability to segment profiles, create audiences, and export those audiences to 200+ marketing destinations for campaign activation + Marketing teams can monitor campaign impact on sales with a closed-loop measurement system Targeted Marketing

076 How it works for CPG Retailer 1 Customer Database Audience Analytics Advertising $ Secure peer-to-peer data sharing CPG Company Customer Database Retailer 1 CPG Company Other Retailers

Thank You Questions? 077

078 Tying it to financial goals Build our presence as a leading digital marketing platform that creates measurable impact for all Expand Our Reach + Increase our MAUs both domestically and abroad Increase ARPU + Grow ARPU by expanding advertiser reach and capabilities Demonstrate Operating Leverage + Capitalize on our investments to make our business more efficient

Thank You Questions? 079